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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   April 29, 2008

                           Global Resource Corporation
             (Exact name of registrant as specified in its charter)

           Nevada                    000-50944                  84-1565820
           ------                    ---------                  ----------
(State or other jurisdiction   (Commission File Number)        IRS Employer
     of incorporation)                                       Identification No.)

          408 Bloomfield Drive, Unit #3, West Berlin, New Jersey 08091
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (856) 767-5661
                                                   -----------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02         Unregistered Sales of Equity Securities.

The Company has issued a sufficient number of additional unregistered shares of its Common Stock such that the total issued since April 11, 2008 exceeded 5% of the 43,647,714 shares issued and outstanding on April 11. The total number of shares of Common Stock issued and outstanding as of the close of business on May 13, 2008 was 47,237,613 including 2,665,666 shares which were in the process of return from escrow and which upon return will be cancelled but not including 17, 618,094 shares issuable upon conversion of the 2006 Series of Convertible Preferred Stock.

Common Stock
------------

On April 25, 2008 the Company issued a total of 1,487,139 shares (as a part of 1,487,139 Units) to a group of non-U.S. citizens for a total investment of $1,772,853.94. The issuance of the shares was considered exempt pursuant to
Section 4(2) of the Securities Act of 1933 as amended.

On April 29, 2008 the Company issued a total of 833,333 shares (350,000 and 533,333 shares, respectively) to two consultants in payment of consulting fees valued at $892,500 and $1359,999, respectively. The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.

On May 7, 2008 the Company issued 1,000,000 shares to a consultant in payment of consulting fees valued at $2,550,000. The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.
..
On May 12, 2008 the Company issued 20,000 shares (3,600, 3,600, 3,600 and 9,200 shares, respectively) to four consultants in payment for consulting services valued at $9,540, $9,540, $9,540 and $24,380 respectively. The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.

On May 13, 2008 the Company issued 50,000 shares (22,500, 12,500, 7,500, and
7,500 shares, respectively) to 4 consultants in payment of consulting fees valued at $62,775, $34,875, $20,925 and $20,925, respectively. The issuance of the shares was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.

Warrants
--------

On April 25, 2008, as a part of the 1,487,139 Units sold to the group of non-U.S. citizens, the Company issued a total of 1,487,139 Common Stock Purchase Warrants, exercisable at $2.00 per share. The issuance of the Warrants was considered exempt pursuant to Section 4(2) of the Securities Act of 1933 as amended.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            GLOBAL RESOURCE CORPORATION


                                            By: /s/ Frank G. Pringle, President
May 14, 2008                                    --------------------




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